UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2010

______________

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 830, Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code	(214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.           Regulation FD Disclosure

On August 10, 2010, DRI Corporation announced that management will participate in Morgan Keegan’s 9th Annual Security, Safety & Defense Conference slated Aug. 11, 2010, at the New York Palace Hotel in New York City.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.          Financial Statements and Exhibits

(a)	Exhibits.
	99.1	Press release dated August 10, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION

Date:	August 10, 2010	By:	/s/ KATHLEEN B. OHER
Kathleen B. Oher
Vice President, Chief Financial Officer, Secretary, and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated August 10, 2010.